Aegis Value Fund, Inc.
Second Annual Report
August 31, 1999

Shareholders' Letter
                                                       October 28, 1999
Dear Shareholders:

	We want to again welcome new shareholders of the Aegis Value Fund, Inc. in its first full fiscal year of operation. We are very happy to have you join us as investors in the Fund, and look forward to helping you achieve consistent and satisfactory growth of your capital for many years into the future.
	As many of you will remember from last year, we wrote to you in our initial annual report at a dark and gloomy time for the stock market.
Your Fund's shares had seen their net asset value decline by a disturbing 17.9% in the brief period from inception on May 15, 1998 to August 31, 1998, with the broad market hitting its actual bottom precisely on that date. It was a lesson in humility, which we hope not to repeat anytime soon.
	This year we are pleased to inform you that your Fund has fully recovered from that initial very awkward stumble and has been moving higher with what we like to view as grace and aplomb. As of August 31, 1999, the net asset value of your Fund's shares stood at $10.87, an increase of 32.40% from the $8.21 figure a year ago. If we assume reinvestment of the Fund's 1998 distribution, then the total return for the Fund's fiscal year was 33.86%.
	During the fiscal year, the Fund made an income distribution of 12 cents per share, representing 8 cents of dividends and 4 cents of short-term capital gains. The distribution was payable on December 21, 1998 to shareholders of record as of December 18, 1998.
	By the measure that counts the most-performance-we believe that your Fund had a successful year. We measure ourselves against the benchmark of the Russell 2000 index, which encompasses a broad base of smaller stocks. Your Fund's 33.86% total return comfortably exceeded the Russell 2000's total return of 28.36%.
	However, the Fund somewhat lagged the Standard & Poor's 500 index, a benchmark for large stocks. The S&P 500 had a total return of 39.82%.
Please keep in mind that the makeup of the S&P 500 index, primarily larger growth stocks, is significantly different from the portfolio composition and risk profile of your Fund. We provide the S&P 500 results to you simply because they are so widely used in the mutual fund industry as a performance benchmark.
	The Fund's solid return for its fiscal year was primarily due to two factors. First, we were fortunate to be starting from a very low base.
 By the time this fiscal year began, the abysmal summer 1998 stock market had run its course and was ready to recover.
	Second, we found that the best bargains were available in manufacturing companies which had been severely hurt by the Asian economic situation. As the year went on, the Asian problem receded and many of these companies saw significant gains in their stock prices.
	The groups which have lagged in the past year, financial and service stocks, fortunately represent a relatively small portion of your Fund's portfolio. Over the longer term, you should expect us to have a much larger position in financial stocks. We have been slow to invest in that area because interest rates have been rising, and we are somewhat concerned about credit quality in today's economy. So far, this caution has been proper.
	While there are always potential dark clouds in the economic outlook, we are relatively optimistic about the economy in the near future. We believe that production has been somewhat retarded this year by preparations for the "Y2K" problem, and that the incipient recovery in Asia will boost demand for American goods. In addition, next year will be helped by the "millennium" hoopla, and the presidential election would also tend to argue for a healthy economy.
	Our much bigger concern is the speculative nature of the current stock market. Any thoughtful investor must weigh the possible risks against the potential rewards in their investment process. We are very uncomfortable with the level of complacency and lack of discipline which have been bred by this long bull market.
	We have been in the market long enough to remember times when people were actually frightened to buy stocks and very anxious to sell them.
Today, not only is one considered an idiot not to own stocks, but it seems the smart thing to do is to buy the stocks which have gone up the most! This is a 180 degree turnabout from a generation ago.


	Bargain hunters will be pleased to know that the Fund's portfolio at September 30, 1998 had a weighted average ratio of price to book value of 0.97 and price to revenues of 45%. This placed the valuation of your Fund's average holding in the bottom 12% of all U.S. stocks.
	While it may not always be quite that low, you should expect to see your Fund having an average valuation that is at most in the bottom
20-25% of U.S. stocks. Remember, by prospectus, your Fund is investing primarily in stocks trading below the market's average valuation.
Therefore, its typical portfolio on average will be considerably cheaper than the broad market. It's our belief that such a strategy should provide satisfactory returns with below-average risk to your capital. This goal is what we want to achieve.
	The past few months have been very turbulent for the stock market. You'll be happy to hear that as this letter is written, your Fund has recovered nearly all of its losses and shows a net asset value of $9.67. The market will always have its ups and downs, but we are just beginning a long journey together that we hope will be very successful.
	Please keep in mind that your Fund's managers have a sizable portion of our personal net worth invested with you in the Fund, and we strongly believe that we should share in the risks as well as the rewards of your investment. We are fortunate to have history on our side, with a solid value strategy that has proven itself over long periods of time and in many types of market environments.
	We are grateful for your confidence in us, and are delighted that you have chosen to join us as initial investors in the Fund.

			Sincerely,

			BERNO, GAMBAL & BARBEE, INC.
			William S. Berno
			Paul Gambal
			Scott L. Barbee
			Managing Directors



Aegis Value Fund, Inc.
Schedule of Portfolio Investments
August 31, 1999


Common Stocks - 92.5%                       Shares       Market Value
Industrial Cyclicals - 20.6%
Commonwealth Industries, Inc.                5,500           $ 79,062
Ethyl Corporation                           11,000             58,438
LTV Corporation                              6,000             34,500
Lufkin Industries, Inc.                      2,000             31,750
P.H. Glatfelter Company                      3,000             39,562
Quipp, Inc.                                  2,000             29,750
Ryerson Tull - Class A                         958             18,142
Stewart & Stevenson, Inc.                    7,000             83,125
                                                             --------
                                                             $174,455

Energy & Natural Resources - 8.0%
ASARCO, Inc.                                 2,000            $41,750
McMoran Exploration, Inc.                    1,875             37,852
Offshore Logistics, Inc.                     1,000             11,688
                                                             --------
                                                              $67,500

Finance and Real Estate - 21.0%
Acceptance Insurance Companies, Inc.         1,500           $ 19,875
Capitol Transamerica Corporation               500              7,000
Castle & Cooke, Inc.                         2,000             28,500
Crazy Woman Creek Bancorp Inc.               1,600             19,300
First Union Real Estate Equity SBI          15,000             80,625
Kranzco Realty Trust                         1,500             17,625
PFF Bancorp, Inc.                            1,000             19,875
Redwood Trust                                2,500             35,156
                                                             --------
                                                             $177,450

Services - 12.6%
International Shipholding Corporation        2,000           $ 23,375
Maritrans, Inc.                              6,800             34,425
Medical Alliance, Inc.                      24,000             45,000
                                                             --------
                                                             $107,094

Consumer Durables - 10.8%
Audiovox Corporation-Class A                 5,000            $70,625
TBC Corporation                              9,500             68,281
                                                             --------
                                                              $91,450

Textiles and Apparel - 5.3%
Angelica Corporation                         3,000            $37,125
Premiumwear                                  8,100             41,512
                                                             --------
                                                              $78,637

Technology - 10.6%
CAM Data Systems, Inc.                       3,000            $24,375
Datatrak International                         666              2,706
Electroglas, Inc.                            1,000             19,250
Onix Systems, Inc.                           9,500             57,000
Sparton Corporation                          8,000             48,500
Spectrian Corporation (Delaware)             1,000             14,750
Speedfam International                       1,500             14,813
Standard Microsystems, Inc.                  3,000             24,750
                                                             --------
                                                               89,462

Agriculture - 8.8%
Agco Corporation                             2,000            $20,750
The Andersons, Inc.                          6,000             62,625
DIMON, Inc.                                  7,000             29,750
                                                             --------
                                                              $74,500

Retail and Entertainment - 5.0%
Bowl America Inc. - Class A                  8,600            $60,200
Marsh Supermarkets Inc. - Class B            1,000             13,000
                                                             --------
                                                              $73,200

   Total Common Stocks - 92.4% (Identified Cost $900,184)    $781,911
                                                             --------

Rights and Warrants - 0.6%
Coast Federal Contingent Payment Rights      7,000             $9,188

   Total -0.9%  (Identified Cost $47,737)                      $9,188
                                                             --------

Cash - 7.5%                                                   $63,717
                                                             --------



Aegis Value Fund, Inc.
Statement of Assets and Liabilities
August 31, 1998


Assets
   Investments in securities, at market value -
      identified cost $900,184                             $  781,911
   Cash                                                        63,717
   Dividends and interest receivable                              604
                                                           ----------
      Total assets (all current)                              846,232


Liabilities

   Due to investment advisor (Note 6)                           1,266
                                                           ----------
      Total liabilities (all current)                           1,266

Net Assets

   Net assets (equivalent to $8.21 per share based on
      102,912.864 shares of capital stock outstanding)
      (Note 7)                                              $ 844,966
                                                           ----------



Aegis Value Fund, Inc.
Statement of Cash Flows
For the Period May 15, 1998 to August 31, 1998


Cash flows from operating activities
   Net decrease in net assets resulting from operations    $ (115,936)

Adjustments to reconcile net decrease in net assets
   resulting from operations to net cash provided
      by operating activities:
   Change in unrealized depreciation of investments           118,273
   Net realized gain on investments                            (1,698)
   (Increase) decrease in dividends and interest receivable      (604)
   Increase (decrease) in due to investment advisor             1,266
                                                           ----------
Net cash provided by operating activities                       1,301

Cash flows from investing activities
   Purchase of investments                                   (915,496)
   Proceeds from sale of investments                           17,010
                                                           ----------
Net cash used for investing activities                       (898,486)

Cash flows from financing activities
   Proceeds from issuance of stock                            960,902
                                                           ----------
Net cash provided by financing activities                     960,902

Net increase in cash                                           63,717

Cash at May 15, 1998                                                0
                                                           ----------
Cash at August 31, 1998                                    $   63,717




Aegis Value Fund, Inc.
Statement of Changes in Net Assets
For the Period May 15, 1998 to August 31, 1998


Decrease in net assets from operations
   Investment income - net                                  $     639
   Net realized gain on investments                             1,698
   Change in unrealized depreciation                         (118,273)
                                                            ---------
      Net decrease in net assets
         resulting from operations                           (115,936)

Capital share transactions                                    960,902
                                                            ---------
      Total increase                                          844,966

Net assets
   At inception                                                     0
                                                            ---------
   End of fiscal year (including undistributed
      net investment income of $639)                        $ 844,966
                                                            ---------


Aegis Value Fund, Inc.
Financial Highlights
For the Period May 15, 1998 to August 31, 1998


Per share data (for a share outstanding throughout the period):

Net asset value - beginning of period                        $  10.00
                                                             --------

Income from investment operations -
   Net investment income                                     $   0.01
   Net realized and unrealized loss on investments              (1.80)
                                                             --------
      Total from investment operations                       $  (1.79)
                                                             --------

Less distributions declared to shareholders                  $  (0.00)
                                                             --------
Net asset value - end of period                              $   8.21
                                                             --------

Total return (not annualized)                                  -17.90%*

Ratios (to average net assets)/Supplemental data:

Expenses (annualized)                                            1.50%#
Net investment income (annualized)                               0.76%
Portfolio turnover                                               6.00%
Average commission rate                                         $0.05

Net assets at end of period (000's)                              $845

*Total return does not include any effect of the Fund's redemption fee.
 If the fee had been included, the results would have been lower.

#The Fund's advisor has agreed to maintain total expenses of the Fund at not more than 1.50% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and ratios would have been:
	Net investment income (loss)                           $(0.04)
	Expense ratio (annualized)                               6.66%
	Net investment loss (annualized)                        -4.40%

(The accompanying notes are an integral part of this financial statement.)




Aegis Value Fund, Inc.
Notes to Financial Statements
August 31, 1998


1.  The Organization
	Aegis Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on October 22, 1997 and commenced operations on May 15, 1998.
There was no operating activity before May 15, 1998.

2.  Summary of Significant Accounting Policies
Security valuation. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

Federal income taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to shareholders. Therefore, no federal income tax provision is required.

Cash and cash equivalents. For purposes of the statements of cash flows, the Fund considers all highly liquid investments to be cash equivalents.

Distributions to shareholders. Dividends to shareholders are recorded on the ex-dividend date.

Organization costs. Organization costs consist of costs incurred to establish the Fund and legally equip it to engage in business. The costs are amortized using the straight-line method over a period of 60 months beginning from the date operations commence. If any of the original shares are redeemed by their holders prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized organization costs as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption. Reimbursement of the registrant for the amount of the pro rata share will not be used in lieu of reduction of redemption proceeds.

Offering costs. Offering costs represent costs associated with the sale of the Fund's securities and costs incurred up to the date of filing its Registration Statement with the U.S. Securities and Exchange Commission. These costs were paid by the Fund's investment advisor.

Broker commissions. It is the Fund's policy to pay broker commissions at a rate of five cents per share on its transactions.

Other. The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

3.  Capital Share Transactions
	For the period from May 15, 1998 (commencement of operations) to August 31, 1998, there were 102,912.864 shares of common stock sold for a total of $960,902. The par value is $0.001 per share.

4.  Investment Advisory and Custodian Agreements
	The Fund pays advisory fees for investment management and advisory services under a management agreement (Agreement) that provides for fees to be computed at an annual rate of 1.20% of the Fund's average daily net assets. The Agreement provides for an expense reimbursement from the investment advisor if the Fund's expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund's average daily net assets for any full fiscal year. The Agreement shall remain in force through March 11, 2000 and may be renewed for additional two-year periods thereafter.
	The Fund has entered into an agreement with a custodian (Ernst & Company) to hold and administer securities and cash of the Fund. The agreement may be terminated by either party on 90 days' written notice.

5.  Investment Transactions
	Purchases and sales of investment securities were $915,496 and $17,010, respectively, for the period May 15, 1998 (commencement of operations) to August 31, 1998. The specific identification method is used to determine cost basis when calculating realized gains and losses. As of August 31, 1998, the unrealized depreciation on investments was $118,273; accumulated undistributed net realized gains on investment transactions totaled $1,698.

6.  Due to Investment Advisor
	Certain officers and directors of the Fund are also officers and directors of the investment advisor. The investment advisory fee accrued through August 31, 1998 was $1,013. The investment advisor also paid expenses on behalf of the Fund, consisting mostly of legal, accounting and insurance costs. Because the Fund shall not incur expenses over 1.50% of its average daily net assets (see Note 4), the Fund owes $253 to the investment advisor as a non-advisory fee expense reimbursement and the advisor must absorb the remaining costs it paid on the Fund's behalf.

7.  Net Assets
	Net assets consists of the following as of August 31, 1998:

Common stock ($0.001 par value, 100,000,000
   shares authorized, 102,912.864 shares outstanding)      $      103

Paid-in capital                                               960,799

Undistributed investment income                                   639

Accumulated net realized gains (losses)                         1,698

Unrealized appreciation (depreciation) of investments        (118,273)
                                                           ----------
      Total                                                $  844,966
                                                           ----------



Aegis Value Fund, Inc.
Independent Auditor's Report



Bish & Haffey, P.C.
50 South Pickett Street
Suite 200
Alexandria, VA  22304

					September 30, 1998

To the Shareholders and
   Board of Directors of
      Aegis Value Fund, Inc.

	We have audited the accompanying statement of assets and liabilities of Aegis Value Fund, Inc., including the schedule of portfolio investments, as of August 31, 1998, and the related statements of operations, cash flows, changes in net assets, and the selected per share data and ratios for the period of May 15, 1998 (commencement of operations) to August 31, 1998. The financial statements and per share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

	We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

	In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Aegis Value Fund, Inc. as of August 31, 1998, the results of its operations and its cash flows for the period of May
15, 1998 (commencement of operations) to August 31, 1998, the changes in its net assets for the period of May 15, 1998 (commencement of operations) to August 31, 1998, and the selected per share data and ratios for the period of May 15, 1998 (commencement of operations) to August 31, 1998, in conformity with generally accepted accounting principles.

					Bish & Haffey, P.C.



Aegis Value Fund, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201
Phone:  (703)528-7788
Fax:  (703)528-1395
Internet:  www.bgbinc.com

Board of Directors
Scott L. Barbee
William S. Berno
Edward P. Faberman
Eskander Matta
William R. Morris III

Officers
William S. Berno, President
Scott L. Barbee, Treasurer
Paul Gambal, Secretary

Investment Advisor
Berno, Gambal & Barbee, Inc.
1100 North Glebe Road, Suite 1040
Arlington, VA  22201

Custodian
Ernst & Company
One Battery Park Plaza
New York, NY  10004-1478

Certified Public Accountants
Bish & Haffey, P.C.
50 South Pickett Street, Suite 200
Alexandria, VA  22304